SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]   Preliminary proxy statement.
[ ]   Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2).
[ ]   Definitive proxy statement.
[ ]   Definitive additional materials.
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               PartsBase.com, Inc.
                (Name of Registrant as Specified in its Charter)

                  ____________________________________________
       (Name of Person(s) Filing Proxy Statement of other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A
      2)    Aggregate number of securities to which transaction applies: N/A
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      4)    Proposed maximum aggregate value of transaction: N/A
      5)    Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: N/A
      2)    Form, Schedule or Registration Statement No.: N/A
      3)    Filing Party: N/A
      4)    Date Filed: N/A

                                  PARTSBASE.COM
                        621 NW 53rd Street, Seventh Floor
                            Boca Raton, Florida 33487


                                                           May 22, 2001


Dear Fellow Shareholder:

     I am pleased to enclose information relating to the Annual Meeting of Shareholders of PartsBase.com, Inc. (the "Company") to be held on June 20, 2001, at 9:30 a.m. (Eastern Standard Time), at the Company's executive offices, located at 621 NW 53rd Street, Seventh Floor, Boca Raton, Florida 33487. At the Annual Meeting of Shareholders you will be asked:

   (1) To consider and vote upon a proposal to elect six (6) directors;

   (2) To consider and vote upon a proposal to effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger providing for the Company to merge into a wholly owned Delaware subsidiary, PartsBase, Inc., which, among other things will cause the Company's name to change to PartsBase, Inc.(1)

   (3) To ratify the adoption of the Company's 2001 Stock Option Plan;

   (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

   (5) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     Information with respect to the above matters is set forth in the Proxy Statement that accompanies this letter. In order to ensure that your vote is represented at the Annual Meeting of Shareholders, please indicate your vote on the Proxy form, date and sign it, and return it in the enclosed postage prepaid envelope. A prompt response is appreciated. If you are able to attend the Annual Meeting of Shareholders, you may revoke your Proxy and vote in person if you wish.



                                         Robert A. Hammond, Jr.
                                         CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                                  PARTSBASE.COM
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PartsBase.com, Inc. (the "Company") will be held on June 20, 2001, at 9:30 a.m. (Eastern Standard Time), at the Company's executive offices, located at 621 NW 53rd Street, Seventh Floor, Boca Raton, Florida 33487 for the following purposes:

   (1) To elect six (6) directors;

   (2) To effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger providing for the Company to merge into a wholly owned Delaware subsidiary, PartsBase, Inc., which, among other things will cause the Company's name to change to PartsBase, Inc.;

   (3) To ratify the adoption of the Company's 2001 Stock Option Plan;

   (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

   (5) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

     The Board of Directors of the Company has fixed the close of business on April 27, 2001, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the shareholders entitled to vote at the Annual Meeting will be maintained at the Company's principal executive offices during ordinary business hours for a period of ten
(10) days prior to the Annual Meeting. The list will be open to the examination of any shareholder for any purpose germane to the Annual Meeting during this time. The list will also be produced at the time and place of the Annual Meeting and will be open during the entire time thereof.

                                By Order of the Board of Directors,

                                Robert A. Hammond, Jr.
                                CHAIRMAN OF THE BOARD AND
                                 CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
May 22, 2001

  IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE
                       EITHER IN PERSON OR BY YOUR PROXY.

                                  PARTSBASE.COM
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 20, 2001

GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy are furnished to the shareholders of PartsBase.com, Inc., a Texas corporation (the "Company" or "PRTS"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held on June 20, 2001, at 9:30 a.m., Eastern Standard Time, at the Company's executive offices, located at 621 NW 53rd Street, Seventh Floor, Boca Raton, Florida 33487 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Properly executed proxies received in time for the Meeting will be voted.

     The securities of the Company entitled to vote at the Meeting consist of shares of common stock, no par value ("Common Stock"). At the close of business on April 27, 2001 (the "Record Date"), there were outstanding and entitled to vote 14,183,557 shares of Common Stock. The holders of record of Common Stock on the Record Date will be entitled to one vote per share. The Company's Articles of Incorporation do not permit cumulative voting in the election of directors.

     The Annual Report to Shareholders for the year ended December 31, 2000, is being furnished with this Proxy Statement, which is being mailed on or about May 22, 2001, to the holders of record of Common Stock on the Record Date. The Annual Report to Shareholders does not constitute a part of the proxy materials.

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT
SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT, UPON REQUEST OF THE SHAREHOLDER MADE IN WRITING TO PARTSBASE.COM, INC., 621 NW 53RD STREET, SEVENTH FLOOR, BOCA RATON, FLORIDA 33487, ATTN: MICHAEL SIEGEL.

VOTING AND PROXY PROCEDURES

     Properly executed proxies received in time for the Meeting will be voted. Shareholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the election of the six nominees for director named herein; FOR the proposal to effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger (the "Merger Agreement") providing for the Company to merge into a wholly owned Delaware subsidiary and for a change in the Company's name to Partsbase, Inc.; FOR the adoption of the Company's 2001 Stock Option Plan; and FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. At the date of this Proxy Statement, management of the Company knows of no other matters that are likely to be brought before the Meeting. However, if any other matters should properly come before the Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment on such matters.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Shareholders attending the Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 621 N.W. 53rd Street, Seventh Floor, Boca Raton, Florida 33487.

     The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the election of directors. Approval of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. The adoption of the Company's 2001 Stock Option Plan and the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

     For the purpose of determining whether matters other than the election of directors have been approved by the shareholders, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by shareholders, but they are counted as present for purposes of determining the existence of a quorum at the Meeting. The holders of Common Stock have no appraisal or similar rights with respect to any matter scheduled to be voted on at the Meeting.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


                            OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth as of May 22, 2001, certain information with respect to the Company's Common Stock beneficially owned by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, each of its directors, director nominees, each person named in the Summary Compensation Table and by all its directors, director nominees and executive officers as a group. Such persons have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.


                                           Shares of Common Stock        Percent
Name and Address of Beneficial Owner         Beneficially Owned           Owned
------------------------------------       ----------------------        -------

Robert A. Hammond, Jr.                         9,000,000 (1)              63.45%
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487

Pierre A. Narath                                  66,667 (2)                 *
1538 Turnpike Street
North Andover, Massachusetts 01845

Michael W. Siegel                                 56,241 (3)                 *
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487

Brian Tolley                                       8,749 (4)                 *
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487

Thomas C. Van Hare                                 6,667 (4)                 *
c/o Digital Minute
700 East Palmetto Park Road
Boca Raton, Florida 33432

John Menefee                                           0                   0.00%
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487

Edward McCartin                                        0                   0.00%
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487

Kenneth A. Corriea                                     0                   0.00%
621 NW 53rd Street, Seventh Floor
Boca Raton, Florida 33487


All officers & directors (8 persons)           9,138,324                  64.17%

------------------------------------

* Represents less than 1% of the issued and outstanding shares of Common Stock.
(1) Includes 4,500,000 shares owned by Mr. Hammond individually and 4,500,000 shares owned by R. Hammond, L.P., a limited partnership of which Mr. Hammond is the sole general partner and of which a trust established for the benefit of Mr. Hammond's children is a 99% limited partner.
(2) Consists of 40,000 shares of common stock owned by Metrotech Investments, a company controlled by Mr. Narath and 26,667 stock options that are currently exercisable or will become exercisable within 60 days following May 22, 2001.
(3) Consists of 40,618 shares of common stock owned and 15,623 stock options that are currently exercisable or will become exercisable within 60 days of May 22, 2001.
(4) Consists of shares subject to stock options that are currently exercisable or will become exercisable within 60 days following May 22, 2001.





                    MATTERS TO COME BEFORE THE ANNUAL MEETING


PROPOSAL 1:         ELECTION OF DIRECTORS

Six directors (constituting the entire Board) are to be elected at the Meeting. Three of the nominees named below are now directors of the Company. All nominees have consented to be named and have indicated their intent to serve if elected.

                                                             NOMINEES

                                                                                          Served as a
Name                         Age        Positions and Offices with the Company           Director Since
---------------------        ---        --------------------------------------           --------------
Robert A. Hammond, Jr.        46        Chairman of the Board of Directors and                 1999
                                        Chief Executive Officer
Pierre A. Narath              37        Director                                               2000
Thomas C. Van Hare            39        Director                                               1999
John Menefee                  37        Director Nominee                                        n/a
Edward McCartin               46        Director Nominee                                        n/a
Kenneth A. Corriea            50        Director Nominee                                        n/a


     Biographical information on the nominees is set forth below under "Further Information -- Board of Directors and Executive Officers."

     It is the intention of the person named in the enclosed proxy to vote such proxy for the election of such nominees. Management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person appointed to vote the proxy.

     The enclosed form of proxy provides a means for the holders of Common Stock to vote for each of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all nominees. Each properly executed proxy received in time for the Meeting will be voted as specified therein, or if a shareholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above. The director nominees receiving a plurality of the votes cast at the Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of its Board of Directors. The Company's Board of Directors has established two standing committees: Audit and Compensation.

     The Audit Committee recommends to the Board of Directors the engagement of the independent certified public accountants to audit our annual financial statements and approves any special assignments given to those accountants. The

Audit Committee also reviews the planned scope of the annual audit and the independent auditors' letter of comments and management's response thereto regarding any major accounting changes made or contemplated, the effectiveness and efficiency of our internal controls. The Audit Committee currently consists of two independent directors, Mr. Narath, and Mr. Van Hare. It is intended that Mr. Menefee will serve as the third independent director of the Audit Committee if he is elected to the Board of Directors.

     The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to directors and officers of the Company and makes recommendations to the Board of Directors regarding stock option grants under the Company's 1999 Stock Option Plan (the "1999 Plan"). The Compensation Committee consists of Mr. Hammond, Mr. Narath and Mr. Van Hare. It is intended that Mr. McCartin will serve on the Compensation Committee if he is elected to the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors met twice and took action by unanimous written consent on three occasions. The Compensation Committee did not meet and the Audit Committee met once during 2000. Each of the directors of the Company attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which he was a member.

COMPENSATION OF DIRECTORS

     Since inception until March 15, 2001, no board member had received any cash compensation. However, directors who are not officers or employees of the Company are reimbursed for travel and other expenses in connection with their attendance at committee meetings and meetings of the Board. At the March 16, 2001 Board of Directors meeting, we granted to Mr. Narath the option to acquire 20,000 shares of our common stock at an exercise price of $3.00 per share at any time through March 2011.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                 INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS



PROPOSAL 2:  TO EFFECT A CHANGE IN  THE  STATE OF  INCORPORATION  OF THE COMPANY
             FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY AND RESULTING IN THE NAME OF THE COMPANY CHANGING TO PARTSBASE, INC.

GENERAL

     The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Texas to Delaware (the "Reincorporation") subject to approval and adoption by the shareholders of the Merger Agreement in the form of Appendix A to this Proxy Statement. After the shareholders have approved the proposed Merger Agreement, the Company will be merged into a newly organized, wholly owned Delaware subsidiary of the Company that will be the surviving corporation and its name will be Partsbase, Inc. ("PRTS-Delaware"). PRTS-Delaware currently has no operations.

  SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT,
   INCLUDING EACH RELATED EXHIBIT AND APPENDIX REFERENCED IN THIS SECTION AND
             ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION.

     The Reincorporation will not result in any material change in the business, assets or financial position of the Company or in the persons who constitute the Board of Directors or management. Upon the Effective Date (as defined in the Merger Agreement) of the merger (i) the legal existence of the Company as a separate corporation will cease; (ii) PRTS-Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (iii) each outstanding share of the Company's Common Stock will automatically be converted into one share of Common Stock, $.001 par value per share, of PRTS-Delaware (the "PRTS-Delaware Common Stock"). Outstanding options and warrants to purchase the Company's Common Stock will automatically be converted into options and warrants to purchase PRTS-Delaware Common Stock. The terms of the Reincorporation are more particularly described in the Merger Agreement attached to this Proxy Statement as Appendix A and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

     Following the Effective Date, certificates representing shares of the Company's Common Stock will be deemed to represent an equal number of shares of PRTS-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF THE COMPANY'S COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING PRTS-DELAWARE COMMON STOCK. The Common Stock of the Company will continue to be traded on the Nasdaq National Market which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

     The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Texas, which filings are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the Board of Directors of the Company and PRTS-Delaware any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the Effective Date, provided that any amendment made subsequent to shareholder approval may not alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Company, alter or change any term of the Certificate of Incorporation of PRTS-Delaware or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of the Company's Common Stock.

     After the Effective Date, the Certificate of Incorporation of PRTS-Delaware, the form of which is attached to this Proxy Statement as Appendix B (the "Certificate of Incorporation"), and Bylaws of PRTS-Delaware, the form of which is attached to this Proxy Statement as Appendix C, will govern the surviving corporation. Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "Certain Changes in the Rights of Shareholders."

NAME CHANGE

     The Company's current name is PartsBase.com, Inc., however, after the Effective Date, in connection with the Reincorporation, the name of
PRTS-Delaware will be PartsBase, Inc., as provided in the Certificate of Incorporation attached hereto as Appendix B. The Company believes that the name PartsBase, Inc. is more reflective of the Company's business model and its focus on the aviation and aerospace industries. The Company's business model of facilitating commerce between buyers and sellers of aircraft parts predates the Internet economy. The use of the Company's web site represents a more efficient and less costly delivery method of providing our customers access to the information they need.

     Assuming this proposal is adopted, it will not be necessary for shareholders to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the new name will be issued. The Company's trading symbol for its Common Stock will remain "PRTS" on the Nasdaq National Market.

SECURITIES ACT CONSEQUENCES

     After the Reincorporation, PRTS-Delaware will be a publicly held company, PRTS-Delaware's Common Stock is expected to be quoted on the Nasdaq National Market, and PRTS-Delaware will have the same periodic reporting obligations and make the same information available to its shareholders as the Company has in the past. The shares of PRTS-Delaware to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption with respect to a merger which has as its sole purpose a change in the domicile of the corporation. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of PRTS-Delaware. Shareholders holding restricted securities of PRTS-Delaware will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the shareholders will be deemed to have acquired their shares in PRTS-Delaware on the date they acquired their shares in the Company. In summary, PRTS-Delaware and its stockholders will be in the same respective position under the federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, PRTS-Delaware or the shareholders of the

Company who receive PRTS-Delaware Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of PRTS-Delaware Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the adjusted tax basis of the Company Common Stock converted into such PRTS-Delaware Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the PRTS-Delaware Common Stock which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such PRTS-Delaware Common Stock.

     State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.

EFFECT ON CURRENT MARKET VALUE OF COMPANY'S COMMON STOCK

     The Company does not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of Common Stock of PRTS-Delaware would cause the market value of the Common Stock of PRTS-Delaware following the Reincorporation to be different from the present market value of the outstanding shares of the Common Stock of the Company.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION

     The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "Certain Changes in the Rights of Shareholders" below.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS

     After the Reincorporation, the shareholders of the Company, a Texas corporation, will become stockholders of PRTS-Delaware, a Delaware corporation. Some of the differences between the Texas and Delaware Corporation laws, as well as differences between the charter and bylaws of the Company and those of PRTS-Delaware are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

     THE DELAWARE BUSINESS COMBINATIONS STATUTE. The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company or the aggregate market value of all the outstanding stock of the Corporation, and certain transactions that would increase the interested stockholder's
proportionate   share  of  ownership  in  a  company  or  grant  the  interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock. The following transactions are excepted from this three-year prohibition:

     o where the company's board of directors, prior to the date the interested stockholder becomes an interested stockholder, approves the acquisition;

     o if, upon consummation of the transaction that made a person an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from this calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

     o if the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the outstanding voting stock of the disinterested stockholders at an annual or special meeting.

     If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to PRTS-Delaware. The Company is currently subject to the Texas Business Combination Law, which also prohibits certain transactions with "affiliated shareholders" for a three-year period after the acquisition. Under the Texas Business Combination Law, an affiliated shareholder is one owning 20% or more of the Company's outstanding voting shares (rather than 15% under Delaware law). Thus, under the Delaware Business Corporation Statute, stockholders owning 15% of PRTS-Delaware's Common Stock (or in certain cases an even smaller percentage) might be able to block certain transactions, which is a smaller percentage than is currently the case under Texas law. The application of either statute could make it more difficult or discourage a tender offer or the completion of a "second step" merger by a holder of a substantial block stock, irrespective of whether such action might be perceived by stockholders holding a majority of Common Stock to be beneficial.

     The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board of Directors or by stockholders owning 15% of PRTS-Delaware's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of PRTS-Delaware's Common Stock. To the extent that the Board of Directors' disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board of Directors and current management may be strengthened, thereby assisting those persons in retaining their positions.

     However, the Board of Directors believes on balance that becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. In recent years, there have been a number of surprise takeovers of publicly owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the board of directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders. The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has concluded that the adverse effects are outweighed by the protection which this statute will afford the Company and its stockholders.

     RIGHT TO CALL SHAREHOLDER MEETINGS. Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation or bylaws provide otherwise or for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation or bylaws provide for a number of shares greater than 50% that would be required to call a special meeting. The Company's Bylaws provide that a special stockholders' meeting may be called at any time by the President of the Company, or by the Board of Directors, or by the holders of at least one-tenth of the voting stock of the Company. Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of PRTS-Delaware do not provide for the call for a special stockholders meeting by anyone other than the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

     RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS. Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provides otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise.

     Unless the articles of incorporation provides otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if: (i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger.

     Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where; (a) the agreement of merger does not amend in any respect the certificate of incorporation of such corporation; or (b) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

     Neither  the  Company's   current   Articles  of   Incorporation   nor  the
PRTS-Delaware Certificate of Incorporation alters the statutory rules described above.

     SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. PRTS-Delaware's Certificate of Incorporation does not so provide.

     APPRAISAL RIGHTS. Generally, under both Texas and Delaware law, shareholders of securities which are listed, or authorized for listing upon an official notice of issuance on a national securities exchange or the Nasdaq Stock Market do not have appraisal rights. However, Texas and Delaware law differ with respect to the events which trigger appraisal rights. Shareholders of Texas corporations have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Shareholders of Delaware corporations have appraisal rights in consolidations and mergers only. Since the Company's Common Stock trades on the Nasdaq National Market, shareholders have no appraisal rights with respect to the Merger or the Reincorporation.

     SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING. Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of the shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. PRTS-Delaware's Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

     PROCEDURES FOR FILLING VACANT DIRECTORSHIPS. Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, vacancies or newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, although less than a quorum.

     VOTING BY PROXY. Under Texas and Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. Unless otherwise provided in the proxy, under Delaware law a proxy is valid for three years from its date, while a proxy under Texas law is only valid for eleven (11) months from its date.

     CHARTER AMENDMENTS. Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation. The Articles of Incorporation of the Company do not provide for any lesser or greater number. Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. The Certificate of Incorporation of PRTS-Delaware does not provide for any such greater number.

     BYLAW AMENDMENTS. Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserves this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. The Company's Articles of Incorporation do not restrict the ability of the Board of Directors to amend, repeal or adopt bylaws, and the Company's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board of Directors to amend or repeal such bylaw. Similarly, under Delaware law, the right to amend, repeal or adopt the bylaws is permitted by the stockholders of the corporation and the corporation's board of directors, if the corporation's certificate of incorporation so provides. PRTS-Delaware's Certificate of Incorporation provides that its Bylaws may be amended, repealed or adopted by the Board of Directors, (except so far as the Bylaws adopted by the stockholders shall otherwise provide). Under Delaware law and the Certificate of Incorporation, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of PRTS-Delaware will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

     CLASS VOTING. Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation, a merger or consolidation requiring the shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares. Like the Company, PRTS-Delaware will have only one class of common stock, and may issue preferred stock in series by action of the Board of Directors.

     REMOVAL OF DIRECTORS. A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws. The Company's Bylaws provide that at any regular meeting or special meeting called expressly for that purpose, any director or the entire Board of Directors may be removed with or without cause and a successor or successors appointed by vote of the holders of in excess of fifty percent (50%) of the shares then issued and outstanding and entitled to vote at an election of directors. Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e. elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; or (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of PRTS-Delaware specifically prohibits cumulative voting, and does not provide for a classified Board of Directors. The Certificate of Incorporation also provides that any director or the entire Board of Directors may be removed with or without cause and a successor or successors appointed by vote of the holders of a in excess of fifty percent (50%) of the shares then issued and outstanding and entitled to vote at an election of directors.

     INSPECTION OF BOOKS AND RECORDS. Under Texas law, a shareholder may, for a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand. Under Delaware law, any shareholder may inspect the corporation's books and records for a proper purpose.

     DISTRIBUTIONS AND DIVIDENDS. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its share), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board.

     Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus (defined similarly to Texas law) or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, provided there remains in the stated capital account an amount equal to the par value of any shares having a distribution preference.

     STOCK REDEMPTION AND REPURCHASE. As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

     SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

     Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and attorneys' fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceedings, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner in or not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the Delaware General Corporation Law (the "DGCL") provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

     The Certificate of Incorporation and Bylaws of PRTS-Delaware provides for mandatory indemnification of directors and officers to the fullest extent permitted by, and in accordance with, Delaware law. The Certificate of Incorporation of PRTS-Delaware permits indemnification of other persons to the extent authorized from time to time by the Board of Directors. The right to indemnification is a contract right and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided that the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified for such expenses. The Company's Articles of Incorporation provides for substantially similar rights to indemnification as will the Certificate of Incorporation of PRTS-Delaware.

     ADVANCEMENT OF EXPENSES. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

     Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

     PROCEDURE FOR INDEMNIFICATION. Texas law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not party to the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not party to the proceeding; (iii) by special legal counsel selected by the board of directors or a committee thereof or, if a quorum cannot be obtained, by majority vote of all directors; or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding.

     Delaware law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct by independent legal counsel in a written opinion; or (iv) by stockholder vote.

     MANDATORY INDEMNIFICATION. Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

     INSURANCE. Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement. The Company currently maintains director and officer liability insurance.

     OTHER PERSONS COVERED. The provisions of Texas and Delaware law relating to indemnification of officers, employees and agents are similar.

     SHAREHOLDER REPORT. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

LIMITED LIABILITY OF DIRECTORS

     Texas law permits a corporation to have a provision in its articles of incorporation eliminating or limiting the monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director.

     Delaware law similarly permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for:
(i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption. The Articles of Incorporation of the Company and the Certificate of Incorporation of PRTS-Delaware both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

PRTS-DELAWARE CERTIFICATE OF INCORPORATION

     Set forth below is a description of certain provisions in the PRTS-Delaware Certificate of Incorporation. Such description is intended as a summary only and is qualified in its entirety by reference to the PRTS-Delaware Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B.

     The number of shares of authorized capital stock of PRTS-Delaware will be the same as that of the Company on the Effective Date. Holders of PRTS-Delaware's Common Stock will be entitled to one vote per share on matters voted upon by the stockholders. The holders of PRTS-Delaware's Common Stock will be entitled to receive dividends when and as declared by the Board of Directors, in its discretion, from funds legally available therefor.

     Like the Company's Common Stock, the PRTS-Delaware Common Stock will have no preemptive rights and no subscription, redemption or conversion privileges. The Common Stock of PRTS-Delaware will also have no cumulative voting rights, which means that holders of a majority of shares voting for the election of directors can elect all members of the Board of Directors. A majority vote of the shares present in person or represented by proxy is also generally sufficient for actions that require the vote or concurrence of stockholders, except as otherwise required by Delaware law for certain extraordinary transactions. Upon consummation of the Reincorporation, all of the shares of PRTS-Delaware Common Stock issued in exchange for the Company's Common Stock will be fully paid and nonassessable. Such shares will not be redeemable or subject to further calls or assessments.

     The transfer agent and registrar for the Common Stock of PRTS-Delaware will be U.S. Stock Transfer Corporation.

     The preferred stock of PRTS-Delaware, like that of the Company, will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions thereof in substantially the same manner as currently provided with respect to the preferred stock of the Company.

NO RIGHT OF SHAREHOLDERS TO DISSENT

     Under Article 5.11 of the Texas Business Corporation Act, the holders of Common Stock of the Company do not have the right to dissent from the Reincorporation because such shares are listed on the Nasdaq Stock Market.
VOTE REQUIRED FOR REINCORPORATION

     Approval of the Reincorporation, including the Merger Agreement, will require the affirmative vote of the holders of at least a majority of the Company's Common Stock outstanding and entitled to vote at the Meeting. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal. As of May 22, 2001, the executive officers and directors of the Company beneficially owned approximately 9,138,324 shares of the outstanding Common Stock of the Company (approximately 64.17% of the outstanding shares) and have each advised the Company that they presently intend to vote such shares for this proposal. APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION INCLUDING THE NAME CHANGE AND THE BYLAWS OF PRTS-DELAWARE AND ALL PROVISIONS THEREOF.

     THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION IS IN THE BEST
          INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS
                           A VOTE "FOR" ITS APPROVAL.


PROPOSAL 3:  RATIFICATION OF  THE  ADOPTION  OF THE COMPANY'S 2001 STOCK  OPTION
             PLAN.

GENERAL

     At the Meeting, the shareholders of the Company will be asked to vote on a proposal to approve the 2001 Stock Option Plan (the "2001 Plan"). Approval of the Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, present in person or by proxy at the Meeting. The text of the proposed Plan is set forth in full in Appendix D to this proxy statement.

REASONS FOR THE  2001 PLAN

     The Board of Directors believes that it is in the best interests of the Company to encourage ownership of the Company's stock by its employees, affiliates and consultants. Providing an opportunity to hold an equity interest in the Company assists the Company in attracting and retaining key management and consulting personnel, which is critical to the Company's long-term success. The Company anticipates that the number of shares of Common Stock available for stock options under its 1999 Plan may be depleted during 2001, and the Board of Directors of the Company has determined that, to continue to provide performance-based incentive to the Company's management and key employees, it is in the best interest of the Company to adopt the 2001 Plan.

     The Board of Directors has approved the 2001 Plan and has directed that the same be presented to the shareholders for their approval.

CERTAIN CONSIDERATIONS

     Shareholders should note that certain disadvantages may result from the adoption of the 2001 Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

DESCRIPTION OF PROPOSED EMPLOYEE STOCK OPTION PLAN

     The following summary of the 2001 Plan does not purport to be a complete summary of the 2001 Plan and is qualified in its entirety by reference to the 2001 Plan.

SUMMARY OF THE STOCK OPTION PLAN

     The Board of Directors adopted the 2001 Plan on March 16, 2001, subject to approval by the shareholders of the Company. A complete copy of the 2001 Plan is attached to this proxy statement as Appendix D. The following description of the 2001 Plan is qualified in its entirety by reference to Appendix D, which is incorporated herein by reference as if fully set forth herein. The 2001 Plan authorizes a committee of the Board of Directors to issue options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options that are not intended to conform to the requirements of Section 422 of the Code ("NQSOs"), and restricted stock awards. Under the terms of the 2001 Plan, the exercise price of each ISO cannot be less than 100% of the fair market value of the Common Stock at the time of grant, and, in the case of a grant to a 10% shareholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each NQSO may be more or less than 100% of the fair market value of the Common Stock on the date of grant. Options granted under the 2001 Plan may not be exercised after the tenth anniversary (or the fifth anniversary in the case of an option granted to a 10% shareholder) of their grant. Payments by option holders upon exercise of an option may be made by delivering cash.

     The 2001 Plan currently authorizes options to acquire up to an aggregate of 1,000,000 shares of Common Stock. The number, class and per share price of shares outstanding pursuant to granted options and reserved under the 2001 Plan is subject to adjustment in the event of a capital adjustment. Options may be granted in substitution for options held by employees of other corporations who are about to become Company employees or whose employer is about to become a parent or subsidiary of the Company. Upon a (i) merger (other than for purposes of Reincorporation), consolidation or other reorganization, (ii) sale, lease or exchange of substantially all the Company's assets to any person or entity (other than a wholly-owned subsidiary) or (iii) dissolution or liquidation of the Company, the Company, or the committee authorized by the Board of Directors to do so, in its sole and absolute discretion shall make any adjustments to outstanding awards as it deems appropriate, including (a) acceleration of the exercise date, (b) a mandatory surrender of all outstanding awards in exchange for a specified cash payment, (c) requiring the party to the transactions resulting in such corporate changes to assume outstanding awards and (d) providing for a participant to receive shares to which he would have been entitled prior to such merger or other corporate change. The Company currently has approximately 150 full-time employees, including three executive officers, each of whom may be eligible to receive grants under the 2001 Plan. Other persons with substantial responsibility for the Company's management and growth may be eligible to receive grants under the 2001 Plan at the discretion of the Company, or the committee authorized by Board of Directors to do so.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 2001 plan may be either ISOs, which satisfy the requirements of Section 422 of the Code, or NQSOs that are not intended to meet these requirements. The federal income tax treatment for the two types of options differs as follows.

     ISOs. In general, no tax consequences should result from the grant to or exercise by an employee of an ISO under the 2001 Plan. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For federal tax purposes, dispositions are either qualifying or disqualifying. An optionee makes a qualifying disposition of the purchased shares if he sells or otherwise disposes of the shares after holding them for more than two years after the date the option was granted and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition, a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, the excess of (x) the fair market value of those shares on the date the option was exercised over (y) the exercise price paid for the shares generally will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain in the year of the disqualifying disposition. If, however, the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized, the amount of ordinary income realized by the optionee cannot exceed the amount realized on the sale or exchange over the exercise price paid for the shares.

     The Company is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee provided it includes the compensation element of the sale or award in income on the Form W-2 or Form 1099 issued to the optionee.

     NQSOs. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will generally recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction in the same amount as the income recognized by the optionee. The Company will be required to withhold employment taxes on the amount of income recognized by an employee/optionee.

     RESTRICTED STOCK AWARDS. If a participant is awarded a Restricted Stock Award under the 2001 Plan or purchases fully-vested shares, the amount by which the fair market value of the shares on the date of award or purchase exceeds the amount paid for the shares will be taxed to the participant as ordinary income. The Company will be entitled to a deduction in the same amount provided it includes the compensation element of the sale or award in income on the Form W-2 or Form 1099 issued to the participant. The participant's tax basis in the shares acquired is equal to the share's fair market value on the date of acquisition. Upon a subsequent sale of any shares, the participant will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

     If a participant is awarded or purchases shares that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time they vest over the amount (if any) paid for such shares by the participant. The Company is entitled to a deduction equal to the amount of the income recognized by the participant, subject to the tax reporting requirements. The Company will be required to withhold employment taxes on the amount of income recognized by an employee/participant.


     Code Section 83(b) permits a participant to elect, within 30 days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes apply at that time. If the participant makes a
Section 83(b) election, any later appreciation in the value of the shares is not taxed as ordinary income, but instead is taxed as capital gain when the shares are sold or transferred. Participants must receive written approval of the Company prior to making a Section 83(b) election.


AMENDMENT AND TERMINATION

     The Board of Directors reserves the right to amend, terminate or suspend the 2001 Plan at any time, in its sole and absolute discretion.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the 2001 Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, present in person or by proxy at the Meeting. If not otherwise provided, proxies will be voted "FOR" approval of the Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal and therefore will have no effect on the outcome of the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 PLAN.


PROPOSAL 4:  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Company for ratification at the Meeting. Deloitte & Touche LLP has served as independent auditors of the Company with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 1999 and 2000, and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors may reconsider the appointment.

     Representatives of Deloitte & Touche LLP will be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     Assuming the presence of a quorum, ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote in person or by proxy at the Meeting. Abstentions and broker non-votes will not be considered as a vote for or against the proposal and therefore will have no effect on the outcome of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE
              COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.




                               FURTHER INFORMATION

BOARD OF DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     Set forth below is information with respect to each director and executive officer of the Company as of May 22, 2001 as well as information with respect to the nominees for director. The executive officers are elected by the Board of Directors and serve at the discretion of the Board.

Name                              Age       Positions with the Company
----------------------            ---       --------------------------------
Robert A. Hammond, Jr.             46       Chairman of the Board of Directors
                                            and Chief Executive Officer (1)
Pierre A. Narath                   37       Director (1) (2)
Thomas Van Hare                    39       Director (1) (2)
Michael W. Siegel                  38       Chief Financial Officer
Brian Tolley                       25       Chief Information Officer

Charles J. Menefee                 37       Director Nominee
Edward McCartin                    46       Director Nominee
Kenneth A. Corriea                 50       Director Nominee
---------------------------
(1)  Member of the Compensation Committee of the Board of Directors.
(2)  Member of the Audit Committee of the Board of Directors.

     Robert A. Hammond, Jr. Mr. Hammond has served as our President, Chief Executive Officer and Chairman since our incorporation in April 1999. In April 1996, Mr. Hammond founded our predecessor as a division of Aviation Laboratories, Inc., a company for which he also served as Chief Executive Officer from its inception in August 1985. From August 1985 until June 1999, Mr. Hammond was the Chief Executive Officer and Chairman of Great Pines Water Company, a publicly traded bottled water company that was sold to Suntory Bottled Water Group in June 1999.

     Pierre A. Narath. Mr. Narath has been a member of the Board of Directors since March 2000. Since January 1999, Mr. Narath has served as Chairman, Chief Executive Officer and President of Touchstone Software Corp., an OTC Bulletin Board listed developer and publisher of utility software used to set up, maintain and manage personal computers and networks. From May 1997 to November 1998, Mr. Narath served as Vice President of Award Software International, Inc., a developer and marketer of system enabling and management software for the global computing market that was acquired by Phoenix Technologies, Inc. in 1998 and as President of Unicore Software, Inc., a software company acquired by Touchstone Software Corp. in 1999. From February 1990 to May 1997, Mr. Narath served as President of Unicore Software, Inc.

     Thomas C. Van Hare. Mr. Van Hare has been a member of the Board of Directors since November 1999 and has extensive experience in commercial design and Internet marketing. Mr. Van Hare has been the President and Chief Executive Officer of Capstone Internet Services, Inc., a graphic design and marketing company since 1994. Mr. Van Hare is a commercial pilot with multi-engine and instrument ratings and has over three years of search and rescue experience.

     Michael W. Siegel. Mr. Siegel joined us as Chief Financial Officer in January 2000. From August 1997 through December 1999, Mr. Siegel served as Director of Finance/Controller of Curtiss-Wright Flight Systems, Inc., a subsidiary of Curtiss-Wright, Inc., a NYSE listed designer, manufacturer and overhauler of precision components and systems and a provider of highly engineered services to the aerospace and other industries. From May 1997 through October 1999, Mr. Siegel served as a founder and vice president of Mail Call, Inc., a developmental stage e-commerce company. From April 1995 through August 1997, Mr. Siegel served as the Chief Financial Officer of The Protective Group, a manufacturer of protective products such as bulletproof vests, armoring for automobiles and helicopters, and firefighter gear. From March 1994 through April 1995, Mr. Siegel served as the Chief Financial Officer of Universal Heights, Inc., a publicly traded manufacturer and distributor of licensed sports and entertainment novelty products. Mr. Siegel is a Certified Public Accountant and received a Bachelor of Science in economics from the Wharton School, University of Pennsylvania, and a Master of Business Administration from the University of Miami.



     Brian Tolley. Mr. Tolley joined us as Chief Information Officer in September 2000. From June 1999 to August 2000, Mr. Tolley served in a variety of roles, most recent as the Vice President of Advanced Technology for Precision Response Corporation, a company engaged in providing telephone and Internet based customer and marketing services on an outsourced basis to Fortune 100 corporations. Before his tenure with Precsion Reponse, Mr. Tolley served as the Director of Software Development for Mortgage Banking System, Inc. from February 1999to June 1999. From October 1997 through February 1999, Mr. Tolley was an Account/Project Manager for Iquest Solutions, Inc. From June 1996 through October 1997, Mr. Tolley was Team Leader/Senior Software Engineer for Equitrac, Inc.




     Charles Menefee. Since 2000, Mr. Menefee has been Director of Sales and Marketing for Mirex Aquapure Solutions. From 1999 to 2000, he was a partner with Bakers Security Solutions, an ADT alarm dealer. From 1997 through 1999, Mr. Menefee was Vice President of Sales for Great Pines Water Company. From 1995 through 1997, Mr. Menefee was an Account Representative for Recycle, Inc.



     Edward McCartin. Since 1999, Mr. McCartin has been a Senior Business Development Manager for the Electroptic Transmission Division at JDS Uniphase. From 1997 through 1999, Mr. McCartin was Director of Sales and Operations of Ramar Corporation, a fiber optic manufacturer of transmission components supporting the telecommunications industry. From 1995 through 1997, he served as General Manager of Aviation Laboratories.

     Kenneth Corriea. Since 1998, Mr. Corriea has been an Ophthalmology Optician responsible for Retail Operations at Massachusetts Eye and Ear Infirmary. Mr. Corriea is also owner and Vice President of Optique Ltd, a retail optical establishment. From 1994 thru 1998, Mr. Corriea served as Operations Manager of Cambridge Eye Doctors and has held a variety of management positions within the eyecare industry.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for making all compensation decisions for the named executives including determining base salary and annual incentive compensation amounts and making recommendations to the Board of Directors regarding stock options and other stock-based compensation under the Company's stock option plans. The Compensation Committee was formed in fiscal 2000 and is composed of Messrs. Hammond, Van Hare and Narath, the latter two members of which are "independent" under NASDAQ Exchange listing standards. In conjunction with this proxy statement, Mr. McCartin has been nominated as director of the Company, and if elected, will serve as a member of the Compensation Committee.

    Overall Objectives of the Executive Compensation Program

     The purpose of the Company's compensation program is to attract, retain and motivate key management employees. It is the philosophy of the Company to pay its executives at levels commensurate with both Company and individual performance. A primary consideration in developing the Company's executive compensation programs is to link the long-term financial interests of executives with those of the Company and its shareholders. The Compensation Committee reviews compensation for comparable organizations in order to establish the Company's total compensation program and determine awards under the Incentive Plan.

     In 2000, the total compensation program for the Company's top executives, approved by the Company's Board of Directors, consisted of a base salary plus insurance and other benefits, including an automobile allowance for certain executives, and an automobile for Mr. Hammond and his spouse.

    Base Salary Program

     It is the Company's policy to establish salaries at a level approximating the average of the competitive levels in comparable organizations and to provide annual salary increases reflective of the executive's performance, level of responsibility and position with the Company.


    Annual Incentive

     Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include revenue growth, net profitability and cost control. The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Compensation Committee believes that specific formulae restrict flexibility.

    Equity Incentive Plan

     In 1999, the Company adopted the 1999 Plan which permits the Company to make grants of stock options, stock appreciation rights or restricted stock awards as part of the Company's overall incentive compensation program. The 1999 Plan is intended to attract, retain and motivate key management personnel and to align the interest of the executives with those of shareholders. The overall long-term incentive grant levels are established by reviewing the number of shares reserved for such plans by comparable organizations. Individual long-term incentive grants are based on the employee's position in the Company and responsibility level. In 2000, the Company granted 983,625 options to purchase 983,625 shares of Common Stock under the 1999 Plan.


     Mr. Hammond has served as the Company's President and Chief Executive Officer since the Company's inception in April 1999. Mr. Hammond's base salary for 2000 was $227,778 per annum, the same as his base salary in 1999. Also, during 2000, the Company, in lieu of an auto allowance, paid the lease payments on two automobiles for Mr. Hammond, which lease payments totaling $10,112. The Company paid aldo paid the the premium on a $2 million life personal life insurance policy. Mr. Hammond received no bonus payments in either of 1999 or 2000 nor was he granted any stock options during such years. Formed in fiscal 2000, the Compensation Committee evaluated Mr. Hammond's compensation and took into account his contribution to the Company's development efforts, the importance of the Company continuing to receive his services,the benefit of his knowledge of the Company's technology, the Company's ability to provide him with adequate levels of cash remuneration and considered industry and geographic comparisons to comparably sized public companies. Accordingly, it is the opinion of the Compensation Committee that the 2000 compensation for Mr. Hammond is reasonable.



    Section 162(m)

     Section 162(m) of the Code currently imposes a $1 million limitation on the deductibility of certain compensation paid to each of the Company's five highest paid executives. Excluded from this limitation is compensation that is "performance-based." For compensation to be performance based it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. In general, the Company believes that compensation relating to options granted under stock option plans should be included in the $1 million limitation calculation. Compensation relating to the Company's incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Committee in establishing the performance goals for such awards. The Compensation Committee believes that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and inures to the benefit of the Company's shareholders. The Compensation Committee, however, intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

    Conclusion

     The Compensation Committee believes these executive compensation policies serve the interests of the shareholders and the Company effectively. The Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.


                                   Submitted by the Compensation Committe
                                     of the Board of Directors

                                    Piere A. Narath, Chairman
                                    Robert A. Hammond
                                    Thomas C. Van Hare




                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 1998, 1999 and 2000, by the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers who received in excess of $100,000 in salary and bonus from the Company during 2000 (the "named executive officers").


                                           Summary Compensation Table
                             -----------------------------------------------------------------

                                                                                            Long Term
                                                 Annual Compensation                   Compensation Awards
                                         --------------------------------------  ------------------------------
         Name and                                                   Other           Securities
         Principal                                                  Annual          Underlying      All Other
         Position             Year      Salary       Bonus     Compensation (1)    Options/SARS    Compensation
---------------------------- -------- ------------ ---------- -----------------  ---------------  --------------
Robert Hammond, President,    2000     $ 227,778         --        $ 18,829               --            --
Chief Executive Officer       1999     $  81,250         --        $     52               --            --
and Chairman of the Board     1998            --         --              --               --            --
(2)

Anthony Plyler, Chief         2000     $ 144,000         --        $ 34,141          125,000            --
Operating Officer (3)         1999            --         --              --               --            --
                              1998            --         --              --               --            --

Michael Siegel, Chief         2000     $ 160,189   $ 30,000        $  8,666           75,000            --
Financial Officer (4)         1999           --          --              --               --            --
                              1998           --          --              --               --            --

Brian Tolley, Chief           2000     $  53,750         --        $     26           35,000            --
Information Officer (5)       1999            --         --              --               --            --
                              1998            --         --              --               --            --

Kevin Steil, Chief            2000     $ 115,000         --        $     83           10,000            --
Technology Officer (6)        1999     $  34,910         --        $     13           10,000            --
                              1998            --         --              --               --            --

Yves Duplan, Chief            2000     $ 159,224         --        $     26               --            --
Information Officer (7)       1999     $  24,830         --              --           35,000            --
                              1998            --         --              --               --            --

--------------------------------
(1) Unless otherwise noted, other annual compensation represents the annual premium for term life insurance for the above executives with coverage ranging from $25,000 to $100,000.
(2) Other annual compensation includes lease payments on two vehicles paid by the Company. The Company is the owner and beneficiary of a $2,000,000 key man life insurance policy on Mr. Hammond. The premium for fiscal year 2000 was $3,935.
(3) Other annual compensation includes $28,063 in moving expenses reimbursed or paid directly by the Company and a $6,000 car allowance. Mr. Plyler resigned from the Company on January 10, 2001.
(4) Mr. Siegel joined the Company on January 20, 2000 and received a $30,000 signing bonus paid upon acceptance of employment. Other annual compensation includes a car allowance of $8,523.
(5)  Mr. Tolley joined the Company on August 16, 2000.
(6)  Mr. Steil resigned from the Company on January 2, 2001.
(7)  Mr. Duplan resigned from the Company on September 30, 2000.



Stock Options

     The following table sets forth information concerning the grant of stock options to each of the named officers in fiscal year 2000.



                                       Option /SAR Grants In Last Fiscal Year

                            ---------------------------------------------------
                                            Individual Grants
                           --------------------------------------------------------
                                          Percentage of                                    Potential Realizable
                         Number of           Total                                       Value at Assumed Annual
                        Securities        Options/SARs                                    Rates of Stock Price
                        Underlying        Granted to       Exercise or                      Appreciation for
                       Options/SARs      Employees in       Base Price   Expiration           Optional Term
Name                    Granted (1)     Fiscal Year 2000       ($/Sh)        Date             5% ($)     10% ($)
----------------      -------------    ----------------     ----------   ----------      ------------ ---------
Robert Hammond                --                 N/A               N/A        N/A              N/A          N/A
Anthony Plyler (2)       100,000               10.44 %          $ 5.81     05/01/10      $ 335,408    $ 834,042
Anthony Plyler (2)        25,000                2.61 %          $ 6.69     07/06/10      $  98,811    $ 246,976
Michael Siegel (3)        75,000                7.83 %          $ 0.63     01/19/10      $ 186,103    $ 308,387
Brian Tolley   (4)        35,000                3.65 %          $ 6.38     07/27/10      $ 132,973    $ 332,909
Kevin Steil    (5)        10,000                1.04 %          $ 5.00     04/26/10      $  28,800    $  71,587
Yves Duplan    (6)            --                 N/A               N/A        N/A              N/A          N/A

--------------------------------
(1)  All options granted under our 1999 Plan.
(2) Mr. Plyler resigned from the Company on January 10, 2001 and his vested options will be forfeited on April 10, 2001 as a result of his departure.
(3) Mr. Siegel's options vest in 24 equal monthly installments commencing in February 2000.
(4) Mr. Tolley's options vest in 48 equal monthly installments commencing in August 2000.
(5) Mr. Steil resigned from the Company on January 2, 2001 and his vested options will be forfeited on April 5, 2001 as a result of his departure.
(6) Mr. Duplan resigned from the Company on September 30, 2000 and exercised 15,415 options on October 12, 2000.
N/A  Not applicable.

     The following table sets forth certain summary information concerning exercised and unexercised options to purchase shares of our common stock as of December 31, 2000 held by the named executive officers.


                                   Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values
                           --------------------------------------------------------------------------------------
                                                          Number of Securities            Value of Unexercised
                              Shares                     Underlying Unexercised         In-the-Money Options at
                            Acquired on     Value      Options at Fiscal Year End           Fiscal Year-End
Name                        Exercise (#)    Realized     Exercisable/Unexercisable    Excersiable/Unexercisable (1)
-------------------------- -------------- ----------- ------------------------------ ------------------------------
Robert Hammond                     0         N/A                 0/0                         $ 0 / $ 0
Anthony Plyler                     0         N/A            14,271/110,729                   $ 0 / $ 0
Michael Siegel                     0         N/A            34,370/40,630               $ 47,086 / $ 55,663
Brian Tolley                       0         N/A             3,645/31,355                    $ 0 / $ 0
Kevin Steil                        0         N/A            13,335/3,355                     $ 0 / $ 0
Yves Duplan                   15,415      $ 40,387               0/0                         $ 0 / $ 0

-----------------------------
(1) The difference between the average of the high and low bid prices per share of the common stock as reported by the NASDAQ-National Market on December 29, 2000, and the exercise or base price.

Employment Agreements and Arrangements

     In November 1999, December 1999 and September 2000, we entered into employment agreements with Messrs. Hammond, Jr., Siegel and Tolley. The employment contracts have initial terms of two years but shall be renewed for successive two-year periods unless earlier terminated. The agreements may be terminated by the Company or the employee, with or without cause, upon 30 days prior written notice. The base salaries of each executive officer may be increased at the discretion of the Board of Directors or the compensation committee of the Board of Directors. In addition to base salaries, each of the executives is entitled to three weeks vacation, reimbursement of business expenses and may, at our expense, participate along with his spouse and dependents in any medical or other insurance plan maintained by us for salaried employees. The Company leases two automobiles for Mr. Hammond, Jr. Messrs. Siegel and Tolley receive monthly car allowances of $750 and $500 respectively. Each of the employment agreements contain non-compete covenants that prohibit the employee from directly or indirectly participating in business in competition with us following termination of his employment for a period of two years. Pursuant to the terms of his employment agreement, Mr. Siegel is entitled to receive a severance payment equal to six month's salary in the event of a termination of his employment for any reason other than cause, as defined in his employment agreement.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is responsible for making all compensation decisions for the named executives including determining base salary and annual incentive compensation amounts and making recommendations to the Board of Directors regarding stock options and other stock-based compensation under the Company's stock option plans. We did not have a Compensation Committee meeting in 2000 or in 1999. Our Board of Directors was responsible for these matters during those years. During 2000, Mr. Hammond participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants of the Company, except for discussions regarding his own salary and incentive compensation.

     Other than Mr. Hammond, no current Board member has at any time been an officer or employee of the Company. No interlocking relationships exist between any member of our Board of Directors and any other company's board of directors or compensation committee. No interlocking relationship existed between any member of our Board of Directors and any member of any other company's board of directors or compensation committee in 2000. See "Certain Transactions" for a description of certain transactions between us and members of our Board of Directors.

Director Compensation

     Since inception until March 15, 2001, no Board member has received any cash compensation. At the March 16, 2001 Board of Directors meeting, we granted to Mr. Narath the option to acquire 20,000 shares of our common stock at an exercise price of $3.00 per share at any time through March 2011.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

     The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. The Audit Committee's role includes particular focus on the qualitative aspects of financial reporting to shareholders and on the Company's processes and procedures for the management of business and financial risks. A full description of the Audit Committee's primary responsibilities, operating principles, and relationship with external auditors is contained in the Audit Committee Charter, which is attached to this proxy statement as Appendix E.

     The Audit Committee was formed in fiscal 2000 and is composed of Messrs. Narath and Van Hare. Messrs. Narath and Van Hare are "independent" under NASDAQ Exchange listing standards. In conjunction with this proxy statement, Mr. Menefee has been nominated as director of the Company, and if elected, will serve as a member of the Audit Committee. During fiscal 2000, the Audit Committee met once.

During the past year, the Audit Committee of the Board of Directors has:

   o Discussed the overall audit process, receiving and reviewing all reports with representatives of Deloitte & Touche LLP, the Company's independent auditors.
   o Provided to the independent auditors full access to the Audit Committee to report on any and all appropriate matters.

     The Audit Committee also met with selected members of management and the auditors to review the fiscal 2000 financial statements, discussing such matters as the quality of earnings, estimates, reserves and accruals, suitability of accounting principles, highly judgmental areas; and audit adjustments whether or not recorded. In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Audit Committee felt appropriate.

     Management's responsibility for the financial reporting and the opinion of Deloitte & Touche LLP are filed separately in the 2000 Annual Report and should be read in conjunction with the reading of the financial statements.


     The Audit Committee discussed with the auditors the matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committe received the written disclosures and the letter from the auditors required by the Independence Standard Board Standard No. 1.



     Based upon the Audit Committee's review and discussion referred to above, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission. The aggregate fee billed by Deloitte & Touche LLP ("Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $78,535.

Financial Information Systems Design and Implementation Fees

     There were no fees related to financial information systems design and implementation fees during the fiscal year ended December 31, 2000 paid to Deloitte.

All Other Fees

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000 were $24,000 , which related to the preparation of the Company's tax returns and $79,689 pertaining to professional services rendered in connection with the Company's Initial Public Offering.


                                          Submitted by the Audit Committee
                                           of the Board of Directors

                                           Pierre A. Narath, Chairman
                                           Thomas C. Van Hare




                                STOCK PERFORMANCE

     The Company's Common Stock has been traded publicly since March 22, 2000. Before such date, the Company was privately held. The following Performance Chart compares the Company's cumulative total shareholder return on its Common Stock from March 22, 2000, through December 31, 2000, to the NASDAQ Stock Market Index and to the Merrill Lynch's B2B Internet HOLDRS Trust over the same period. The following chart is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.


                                     (GRAPH)

                COMPARISON OF NINE-MONTH CUMULATIVE TOTAL RETURN
     AMONG THE COMPANY, NASDAQ INDEX AND MERRILL LYNCH'S B2B INTERNET HOLDRS

                                  03/31/00      06/30/00    09/30/00    12/31/00
                                  --------      --------    --------    --------
NASDAQ                             99.99%        81.53%      75.50%      50.78%
B2B Internet HOLDRS                77.33%        51.89%      60.28%      22.75%
PartsBase.com, Inc                 71.63%        42.31%      26.92%      15.38%


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires the Company's directors, certain officers and beneficial owners of more than 10% of our common stock (collectively, "Reporting Persons") to file reports of securities ownership and changes in such ownership with the SEC. Reporting Persons are required by the SEC to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the year ended December 31, 2000, all Reporting Persons complied with all applicable reporting requirements under Section 16(a) of the Securities Exchange Act of 1934.

CERTAIN TRANSACTIONS

     In connection with our incorporation in April 1999, Robert Hammond, Jr., our President and Chief Executive Officer, contributed assets to us in exchange for shares in our common stock.

     A company owned and operated by Mr. Thomas Van Hare, a member of our board of directors, provided services in connection with the design of our advertising brochures and other marketing materials. We paid Mr. Van Hare's company $53,263 and $34,200 during the years ended December 31, 2000 and 1999, respectively, for such services.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Shareholders is January 21, 2002. After January 21, 2002, notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting of Shareholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.



                                  OTHER MATTERS

     As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Meeting other than those described above. However, if any other matters should come before the Meeting, it is the intention of the person named as proxy in the accompanying proxy card to vote in accordance with his best judgment on such matters.

                               By order of the Board of Directors,
                               Robert A. Hammond
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
May 22, 2001

                                                                     APPENDIX A

                        PLAN OF REORGANIZATION AND MERGER
                               OF PARTSBASE, INC.,
                             A DELAWARE CORPORATION
                                       AND
                              PARTSBASE.com, INC.,
                               A TEXAS CORPORATION

     THIS PLAN OF REORGANIZATION AND MERGER, dated as of ________________, 2001, (this "Agreement"), is between PartsBase, Inc., a Delaware corporation (the "Company"), and PartsBase.com, Inc., a Texas corporation ("PRTS-Texas"). The Company and PRTS-Texas are sometimes referred to herein as the "Constituent Corporations."
                                    RECITALS

     A. The Company is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of 32,000,000 shares, 30,000,000 of which are designated "Common Stock," par value $.001 per share, and 2,000,000 shares of Preferred Stock, par value $.001 per share. As of _________ ___, 2001, and as of the date of this Agreement, 1,000 shares of Common Stock are issued and outstanding, all of which are held by PRTS-Texas. No shares of Preferred Stock are issued and outstanding.

     B. PRTS-Texas is a corporation duly organized and existing under the laws of the State of Texas and has an authorized capital stock of 32,000,000 shares, 30,000,000 of which are designated "Common Stock," no par value per share, and 2,000,000 of which are designated "Preferred Stock," no par value per share. As of April 27, 2001, there were 14,177,557 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of PRTS-Texas has determined that, for the purpose of effecting the reincorporation of PRTS-Texas in the State of Delaware, it is advisable and in the best interests of PRTS-Texas that PRTS-Texas merge with and into the Company upon the terms and conditions herein provided.

     D. The respective Boards of Directors of the Company and PRTS-Texas have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders, and executed by the undersigned officers.

     E. The Company is a wholly owned subsidiary of PRTS-Texas.

     F.  The  Merger   (herein  below  defined)  is  intended  to  constitute  a
reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and PRTS-Texas hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

     1.  MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Texas Business Corporation Act, PRTS-Texas shall be merged with and into the Company (the "Merger"), the separate existence of PRTS-Texas shall cease and the Company shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "PartsBase, Inc."

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of PRTS-Texas and the sole stockholder of the Company in accordance with the requirements of the Delaware General Corporation Law and the Texas Business Corporation Act;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

         (c) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of PRTS-Texas shall cease and the Company, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all action previously taken by its and PRTS-Texas' Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of PRTS-Texas, including all shares of any subsidiary held by PRTS-Texas, in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of PRTS-Texas as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of PRTS-Texas in the same manner as if the Company had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Texas Business Corporation Act.

     2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company, a copy of which is attached hereto as EXHIBIT A, as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of the Company as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of the Company immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

     3.   MANNER OF CONVERSION OF STOCK

     3.1 PRTS-TEXAS COMMON SHARES. Upon the Effective Date of the Merger, each share of PRTS-Texas Common Stock, no par value per share, issued and outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation. No fractional share interests of the Surviving Corporation's Common Stock shall be issued but shall, instead, be paid in cash or check by the Company to the holder of such shares in that amount equal to the fair market value of such fractional shares.

     3.2 PRTS-TEXAS RIGHTS TO PURCHASE COMMON SHARES. Upon the effective date of the Merger, all issued and outstanding options and rights to acquire the Common Stock of PRTS-Texas under the PartsBase.com, Inc. 1999 Stock Option Plan, as amended, and all other outstanding options, warrants or rights will automatically be converted into equivalent options and rights to purchase the same number of shares of Surviving Corporation's Common Stock. In addition, no "additional benefits" (within the meaning of section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

     3.3 THE COMPANY'S COMMON STOCK. Upon the Effective Date of the Merger each share of Common Stock, par value $.001 per share, of the Company issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Company, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of PRTS-Texas Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of PRTS-Texas Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, into which such shares of PRTS-Texas Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of PRTS-Texas so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of the Company's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Company that such tax has been paid or is not payable.

     4.   GENERAL

     4.1 COVENANTS OF THE COMPANY. The Company covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) File any and all documents with the Texas Franchise Tax Board necessary for the assumption by the Company of all of the franchise tax liabilities of PRTS-Texas.

          (b) Take such other actions as may be required by the Texas Business Corporation Act.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by the Company or by its successors or assigns, there shall be executed and delivered on behalf of PRTS-Texas such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PRTS-Texas and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of PRTS-Texas or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either PRTS-Texas or of the Company, or of both, notwithstanding the approval of this Agreement by the shareholders of PRTS-Texas or the stockholder of the Company.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware 15 East North Street, Dover, Delaware 19901 and
Incorporating Services, Ltd. is the registered agent of the Surviving Corporation at such address.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 621 NW 53rd Street Suite 700, Boca Raton, Florida 33487, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Texas Business Corporation Act.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of the Company and PRTS-Texas is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                            PARTSBASE, INC.
                                            a Delaware corporation


                                            By: _______________
                                            Name: Robert A. Hammond, Jr.
                                            Title: Chief Executive Officer


ATTEST:

____________________________________
Robert A. Hammond, Jr. , Secretary

                                            PARTSBASE.COM, INC.
                                            a Texas corporation


                                            By: ._______________
                                            Name: Robert A. Hammond, Jr.
                                            Title: Chief Executive Officer

ATTEST:

____________________________________
Robert A. Hammond, Jr. , Secretary

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                               OF PARTSBASE, INC.
                             a Delaware corporation


                             [intentionally omitted]

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                               OF PARTSBASE, INC.
                             a Delaware corporation



                                    ARTICLE 1

     The name of this corporation is PartsBase, Inc.


                                    ARTICLE 2

     A. The address of its registered offices in the State of Delaware is 15 East North Street, Dover, Delaware 19901. The name of its registered agent at such address is Incorporating Services, Ltd.

     B. The name and mailing address of the incorporator is: Incorporating Services, Ltd., 15 East North Street, Dover, Delaware 19901.

                                    ARTICLE 3
     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
                                    ARTICLE 4

     The total number of shares of stock of all classes which the Corporation has authority to issue is 32,000,000 shares, of which 30,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 2,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock").

     The  designations  and  the  powers,   preferences  and  rights,   and  the
qualifications, limitations or restrictions of the shares of each class of stock are as follows:

                                 PREFERRED STOCK
     Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is hereby vested with the authority and is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (or other law hereafter in effect relating to the same or substantially similar subject matter), to establish or change the number of shares to be included in each such series and to fix the designation and powers, preferences and rights and the qualifications and limitations or restrictions thereof relating to the shares of each such series, all to the maximum extent permitted by the General Corporation Law of the State of Delaware as in effect on the date hereof or as hereafter amended. The vested authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

          (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 2,000,000);

          (b) the annual dividend rate, if any, on shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, and whether dividends shall be cumulative and, if so, from which date or dates;

          (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (d) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or purchase fund and, if so, the terms of such obligation;

          (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, any stock of any series of the same class or any other class or classes or any evidence of indebtedness and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (f) whether the shares of such series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including, without limitation, whether such shares shall have the right to vote with the Common Stock on issues on an equal, greater or lesser basis;

          (g)  the  rights  of the  shares  of such  series  in the  event  of a
     voluntary  or   involuntary   liquidation,   dissolution,   winding  up  or
     distribution of assets of the Corporation;

          (h) whether the shares of such series shall be entitled to the benefit of conditions and restrictions upon (i) the creation of indebtedness of the Corporation or any subsidiary, (ii) the issuance of any additional stock (including additional shares of such series or of any other series) or
     (iii) the payment of dividends or the making of other distributions on the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

          (i) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof, including, but not limited to, any that may be determined in connection with the adoption of any stockholder rights plan after the date hereof, relating to any such series.

     Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

     Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

                                  COMMON STOCK

     Subject to all of the rights of the Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article 4:

          (a) dividends may be declared and paid or set apart for payment upon Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends and may be payable in cash, stock or otherwise;

          (b) the holders of Common Stock shall have the exclusive right to vote for the election of directors (other than in the case of newly created directorships and vacancies, which shall be filled solely by the remaining directors as set forth in Article 6 hereof) and on all other matters requiring stockholder action, each share being entitled to one vote; and

          (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.

                DENIAL OF PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

     No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

     No holder of any stock of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

                                    ARTICLE 5

     The Corporation is to have perpetual existence.

                                    ARTICLE 6

     All power of the Corporation shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

     For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and stockholders, it is further provided:

     A. ELECTIONS OF DIRECTORS. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     B. NUMBER, ELECTION AND TERMS OF DIRECTORS. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws. The directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall hold office until the next annual meeting at which their successors are elected and qualified or until their earlier resignation or removal.

     C. REMOVAL OF DIRECTORS. Subject to the rights of any class or series of stock having preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, at any regular meeting or special meeting called expressly for that purpose, any director or the entire Board of Directors may be removed with or without cause and a successor or successors appointed by vote of the holders of in excess of fifty percent (50%) of the shares then issued and outstanding and entitled to vote at an election of directors.

Except as may otherwise be provided by law, cause for removal shall be construed to exist only if during a director's term as a director of the Corporation: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been adjudicated by a court of competent jurisdiction to be liable for gross negligence, recklessness or misconduct in the performance of his or her duty to the Corporation in a manner of substantial importance to the Corporation and such adjudication is no longer subject to direct appeal; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetence directly affects his or her ability as a director of the Corporation, and such adjudication is no longer subject to direct appeal.

     D. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of holders of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

     E. BYLAW AMENDMENTS. The Board of Directors shall have the power to make, alter, amend and repeal the Bylaws (except so far as the Bylaws adopted by the stockholders shall otherwise provide). Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

     F. LIABILITY OF DIRECTORS.

         1. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article 6 shall not eliminate or limit the liability of a director of the Corporation: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

         2. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Corporation, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Corporation provided by the provisions of this
Section 6 of this Article 6.

         3. Any  amendment,  repeal or  modification  of this  Section 6 of this
Article 6 shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification.

         4. The Corporation shall be obligated at all times to maintain the effectiveness of Bylaw provisions providing for the mandatory indemnification of the directors of the Corporation to the maximum extent permitted by the General Corporation Law of the State of Delaware.

                                    ARTICLE 7

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, the undersigned, as incorporator, and for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of June 2001.

                                           INCORPORATING SERVICES, LTD.


                                            By: __________________________
                                            Name:
                                            Title:

                                                                     APPENDIX C

                                     BYLAWS
                                       OF
                                 PARTSBASE, INC.
                            (a Delaware Corporation)

                                     OFFICES

     1. The Corporation shall at all times maintain a registered office in the State of Delaware.

     2. The Corporation may also have offices at such other places within or outside of the State of Delaware as the Board of Directors shall from time to time appoint or the business of the Corporation require.

                                  CAPITAL STOCK

     3. The Board of Directors may authorize the issuance of the capital stock of the Corporation at such times, for such consideration, and on such terms and conditions as the Board may deem advisable, subject to any restrictions and provisions of law, the Certificate of Incorporation, as amended and restated from time to time (the "Certificate of Incorporation"), of the Corporation or any other provisions of these Bylaws.

     4. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The certificates shall otherwise be in such form as may be determined by the Board of Directors, shall be issued in numerical order, shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

     5. The shares of the capital stock of the Corporation are transferable only on the books of the Corporation upon surrender, in the case of certificated shares, of the certificates therefor properly endorsed for transfer, or otherwise properly assigned, and upon the presentation of such evidences of ownership of the shares and validity of the assignment as the Corporation may require.

     6. The Corporation shall be entitled to treat the person in whose name any share of stock is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatsoever, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by the laws of the State of Delaware
 .
     7. The Board of Directors may appoint one or more transfer agents and registrars, and may require certificates for shares to bear the signature of such transfer agent(s) and registrar(s).

     8. Upon the presentation to the Corporation of a proper affidavit attesting the loss, destruction or mutilation of any certificate for shares of stock of the Corporation, the Board of Directors may direct the issuance of a new certificate or uncertificated shares in lieu of and to replace the certificate so alleged to be lost, destroyed or mutilated. The Board of Directors may require as a condition precedent to the issuance of a new certificate or uncertificated shares any or all of the following:

     (a) additional evidence of the loss, destruction or mutilation claimed;
     (b) advertisement of the loss in such manner as the Board of Directors may direct or approve;
     (c) a bond or agreement of indemnity, in such form and amount and with such surety (or without surety) as the Board of Directors may direct or approve; and
     (d) the order or approval of a court.

                    STOCKHOLDERS AND MEETINGS OF STOCKHOLDERS

     9. All meetings of stockholders shall be held at such place within or outside of the State of Delaware as shall be fixed by the Board of Directors and stated in the notice of meeting.

     10. The annual meeting of Stockholders of the Corporation shall be held on such date and at such time as is fixed by the Board of Directors and stated in the notice of meeting. Directors shall be elected in accordance with the provisions of the Certificate of Incorporation of the Corporation and these Bylaws and such other business shall be transacted as may properly come before the meeting.

     11. The annual meeting of Stockholders may be adjourned by the presiding officer of the meeting for any reason (including, if the presiding officer determines that it would be in the best interests of the Corporation to extend the period of time for the solicitation of proxies) from time to time and place to place until the presiding officer shall determine that the business to be conducted at the meeting is completed, which determination shall be conclusive.

     12. At an annual meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 60 days later than the anniversary date of the immediately preceding annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of the annual meeting was mailed to stockholders or the date on which it is first disclosed to the public. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. In addition, if the stockholder's ownership of shares of the Corporation, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Paragraph 12. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that any business that was not properly brought before the meeting is out of order and shall not be transacted at the meeting.

     13. A special meeting of stockholders may only be called by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office. The notice of every special meeting of stockholders shall state the purpose for which it is called. At any special meeting of stockholders, only such business shall be conducted as shall be provided for in the resolution or resolutions calling the special meeting or, where no such resolution or resolutions have been adopted, only such business shall be conducted as shall be provided in the notice to stockholders of the special meeting. Any special meeting of stockholders may be adjourned by the presiding officer of the meeting for any reason (including, if the presiding officer determines that it would be in the best interests of the Corporation to extend the period of time for the solicitation of proxies) from time to time and from place to place until the presiding officer shall determine that the business to be conducted at the meeting is completed, which determination shall be conclusive.

     14. Written notice of each meeting of stockholders shall be mailed to each stockholder of record at his last address as it appears on the books of the Corporation at least ten days prior to the date of the meeting.

     15. The Board of Directors shall have the power to close the stock transfer books of the Corporation for a period not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any reclassification or change or conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for any payment of dividends, or the date for allotment of rights, or the date when any reclassification or change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to vote at any such meeting or entitled to receive payment of any such dividend or to any such allotment of rights, or to exercise the rights in respect of any such reclassification, change, conversion or exchange of capital stock, and in such cases only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to participate in the effect of any such transaction, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. This Paragraph 15 shall in no way affect the rights of a stockholder and his transferee or transferor as between themselves.

     16. The holders of a majority of the outstanding shares of stock of the Corporation having voting power with respect to a subject matter (excluding shares held by the Corporation for its own account) present or represented by proxy shall constitute a quorum at the meeting of stockholders for the transaction of business with respect to such subject matter. In the absence of a quorum with respect to a particular subject matter, the presiding officer of the meeting shall have power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present with respect to that subject matter. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.

     17. When a quorum is present or represented at any meeting of stockholders, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders in all matters, unless the matter is one upon which, by express provision of the corporation laws of the State of Delaware, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of that matter. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     18. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder (which for purposes of this Paragraph 18 may include a signature and form of proxy pursuant to a facsimile or telegraphic form of proxy or any other instruments acceptable to the Judge of Election), bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the Corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide to the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

     19. Unless otherwise provided by the Certificate of Incorporation or by the corporation laws of the State of Delaware, each stockholder of the Corporation shall, at every meeting of stockholders, be entitled to one vote in person or by proxy for each share of capital stock of the Corporation registered in his name.

     20. Any other corporation owning voting shares in this Corporation may vote the same by its President or by proxy appointed by him, unless some other person shall be appointed to vote such shares by resolution of the Board of Directors of such stockholder corporation. A partnership holding shares of this Corporation may vote such shares by any general partner or by proxy appointed by any general partner.

     21. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

     22. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the presiding officer of the meeting, who shall be the Chairman of the Board, or the Chief Executive Officer, or in the absence of both of them such other officer of the Corporation as designated by the Board. The presiding officer of the meeting shall have all the powers and authority vested in a presiding officer by law or practice without restriction, including, without limitation, the authority, in order to conduct an orderly meeting, to impose reasonable limits on the amount of time at the meeting taken up in remarks by any one stockholder and to declare any business not properly brought before the meeting to be out of order.

     23. The Board shall appoint one or more Judges of Election to serve at every meeting of the stockholders.

                       DIRECTORS AND MEETINGS OF DIRECTORS

     24. The business of the Corporation shall be managed by a Board of Directors (herein the "Board of Directors" or the "Board") who shall exercise all the powers of the Corporation not reserved to or conferred on the stockholders by statute, the Certificate of Incorporation or the Bylaws of the Corporation.

     25. Except as otherwise fixed pursuant to the provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be as fixed from time to time by resolution of the Board adopted by the affirmative vote of a majority of the directors then in office, provided the number shall be not less than the minimum or more than the maximum number permitted by the Certificate of Incorporation. During the intervals between annual meetings of stockholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or other incapacity, and any newly-created directorships resulting from an increase in the number of directors, shall be filled by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurs. Each director chosen to fill a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen.

     26. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than 90 days prior to the anniversary date of the date of the immediately preceding annual meeting of stockholders. Notwithstanding the foregoing if an existing director is not standing for reelection to a directorship that is the subject of an election at such meeting, then a stockholder may make a nomination with respect to such directorship at anytime not later than the close of business on the tenth day following the date on which a written statement setting forth the fact that such directorship is to be elected and the name of the nominee proposed by the Board of Directors is first mailed to stockholders. Each notice of a nomination from a stockholder shall set forth:

     (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
     (b) representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
     (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;
     (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations); and
     (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     27. Any director may be removed from office as a director at any time, but only for cause (as set forth in the Certificate of Incorporation), by the affirmative vote of stockholders of record holding a majority of the outstanding shares of stock of the Corporation entitled to vote in elections of directors at a meeting of the stockholders called for that purpose.

     28. Regular meetings of the Board of Directors shall be held at such times and at such place or places as the directors shall, from time to time, determine at a prior meeting. Special meetings of the Board may be called by the Chairman of the Board or President of the Corporation and shall be called by either of said officers upon the written request of any two directors. Special meetings shall be held at the office of the Corporation or at such place as is stated in the notice of the meeting. No notice shall be required for regular meetings of the Board. Notices of special meetings shall be given by mail at least five days before the meeting or by telephone, telecopy or telegram at least 24 hours before the meeting. Notices may be waived. Notices need not include any statement of the purpose of the meeting.

     29. When all of the directors shall be present at any meeting, however called or notified, they may act upon any business that might lawfully be transacted at regular meetings of the Board, or at special meetings duly called, and action taken at such meetings shall be as valid and binding as if legally called and notified. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment to the full extent and with the same effect as authorized and permitted by Delaware law.

     30. A majority of the total number of the members of the Board of Directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at any meeting at which there is a quorum present shall be the acts of the Board; provided, however, that the directors may act in such other manner, with or without a meeting, as may be permitted by the laws of the State of Delaware and provided further, that if all of the directors shall consent in writing to any action taken by the Corporation, such action shall be as valid as though it had been authorized at a meeting of the Board.

     31. Directors shall receive such compensation and reimbursement for expenses for attendance at meetings of the Board or of committees thereof and such other compensation as shall be fixed by a majority of the entire Board.

                             COMMITTEES OF DIRECTORS

     32. The Board of Directors shall establish such committees as may be established by resolution of a majority of the total number of the Board of Directors. Each of such committees shall consist of one or more members of the Board. Members of committees of the Board of Directors shall be elected annually by vote of a majority of the Board. Presence of a majority of the committee members (not counting any ex-officio nonvoting members) shall constitute a quorum. Committees may act by majority vote of the voting members present at a meeting. Each of such committees shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in these Bylaws or by resolution of the Board of Directors. Each of such committees may authorize the seal of the Corporation to be affixed to any document or instrument. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. Meetings of committees may be called by any member of a committee by written, telegraphic or telephonic notice to all members of the committee and shall be held at such time and place as shall be stated in the notice of meeting. Any member of a committee may participate in any meeting by means of conference telephone or similar communications equipment. In the absence or disqualification of a member of any committee the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum may, if deemed advisable, unanimously appoint another member of the Board to act at the meeting in the place of the disqualified or absent member. Each committee may fix such other rules and procedures governing conduct of meetings as it shall deem appropriate.

     33. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of such committee.
                                    OFFICERS

     34. The Board of Directors shall elect a President and a Secretary, and may elect a Chairman of the Board, a Treasurer, one or more vice presidents, including one or more Senior Vice Presidents and Executive Vice Presidents and a Chief Financial Officer, a General Counsel, a Controller, one or more assistant secretaries and assistant treasurers, and such other officers as the Board of Directors shall deem appropriate. The Chairman of the Board shall be a director of the Corporation. Other officers need not be directors. One individual may be elected to and hold multiple offices.

     35. Officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer, agent or employee may be removed at any time, with or without cause, by the Board but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Vacancy occurring in any office or position at any time may be filled by the Board. All officers, agents and employees of the Corporation shall respectively have such authority and perform such duties in the conduct and management of the Corporation as may be delegated by the Board of Directors or by these Bylaws.

     36. Officers shall receive such compensation as may from time to time be determined by the Board of Directors. Agents and employees shall receive such compensation as may from time to time be determined by the Chief Executive Officer.

     37. The Chairman of the Board, if one is elected, may preside, or may may direct that the President so preside, at all meetings of the stockholders and at all meetings of the directors. In the absence of the Chairman of the Board, or if no Chairman of the Board is elected, the President shall so preside. If the Board of Directors shall elect a person to be the Chairman of the Board and shall designate such person the Chief Executive Officer of the Corporation, the Chairman of the Board shall supervise and direct the operations of the business of the Corporation in accordance with the policies determined by the Board of Directors.

     38. Unless the Board of Directors shall have elected a Chairman of the Board of Directors and designated such person the Chief Executive Officer of the Corporation, the President shall be the Chief Executive Officer of the Corporation, supervising and directing the operations of the business of the Corporation in accordance with the policies determined by the Board of Directors. If the Board of Directors shall have elected a person as Chairman of the Board and designated such person as a Chief Executive Officer of the Corporation, the President shall be the Chief Operating Officer of the Corporation and shall be responsible for the general supervision and control of the business and the affairs of the Corporation subject to the directions of the Chairman of the Board and the Board of Directors. If the Board of Directors shall have elected a person Chairman of the Board and shall designate such person the Chief Executive Officer of the Corporation, the President, in the absence or incapacity of such Chairman of the Board, shall perform the duties of that office.

     39. A Vice President, if one is elected, in the absence or incapacity of the President, shall perform the duties of the President. If there be more than one Vice President, the Board of Directors shall designate the Vice President who is to perform the duties of the President in the event of his absence or incapacity. Each Vice President shall have such other duties and authority as shall be assigned by the Chief Executive Officer or may be delegated by the

Board of Directors. The Executive Vice President and Chief Financial Officer, if one is elected, shall be responsible for and direct, either directly or indirectly through any Treasurer or Controller of the Corporation, all treasury, accounting, cost and budgeting functions. He will report directly to the President with a report and policy relationship to the Chairman of the Board and the Board of Directors.

     40. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and shall record all votes and minutes from all proceedings in a book to be kept for that purpose. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary; provided, however, that the affixing of the seal of the Corporation to any document or instrument specifically shall NOT be required in order for such document or instrument to be binding on or the official act of the Corporation, and the signature of any authorized officer, without the seal of the Corporation, shall be sufficient for such purposes. The Secretary shall perform such other duties and have such other authorities as are delegated to him by the Board of Directors.

     41. The Treasurer, if one is elected, shall be responsible for the care and custody of all funds and other financial assets, taxes, corporate debt, order entry and sales invoicing including credit memos, credit and collection of accounts receivable, cash receipts, and the banking and insurance functions of the Corporation. He shall report directly to and perform such other duties as shall be assigned by the Executive Vice President and Chief Financial Officer, if one is elected, or otherwise the President.

     42. The Controller, if one is elected, shall be responsible for the installation and supervision of all general accounting records of the
Corporation, preparation of financial statements and the annual and operating budgets and profit plans, continuous audit of accounts and records of the Corporation, preparation and interpretation of statistical records and reports, taking and costing of all physical inventories and administering the inventory levels, supervision of accounts payable and cash disbursements function and hourly and salary payrolls. He shall report directly to and perform such other functions as shall be assigned to him by the Executive Vice President and Chief Financial Officer, if one is elected, or otherwise the President.

     43. The Board of Directors of the Corporation may require any officer, agent or employee to give bond for the faithful discharge of his duty and for the protection of the Corporation, in such sum and with such surety as the Board deems advisable.

                      BANKING, CHECKS AND OTHER INSTRUMENTS

     44. The Board of Directors shall by resolution designate the bank or banks in which the funds of the Corporation shall be deposited, and such funds shall be deposited in the name of the Corporation and shall be subject to checks drawn as authorized by resolution of the Board of Directors.

     45. The Board of Directors may in any instance designate the officers and agents who shall have authority to execute any contract, conveyance, or other instrument on behalf of the Corporation; or may ratify or confirm any execution. When the execution of any instrument has been authorized without specification of the executing officer or agents, the Chairman of the Board, if designated as the Chief Executive Officer of the Corporation, President or any Vice President, and the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer may execute the same in the name and on behalf of the Corporation and may affix the corporate seal thereto; provided, however, that the affixing of the seal of the Corporation to any document or instrument specifically shall NOT be required in order for such document or instrument to be binding on or the official act of the Corporation, and the signature of any authorized officer, without the seal of the Corporation, shall be sufficient for such purposes.

                                   FISCAL YEAR

     46. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December.

                                BOOKS AND RECORDS

     47.  The  proper  officers  and  agents of the  Corporation  shall keep and maintain such books, records and accounts of the Corporation's business and affairs and such stock ledgers and lists of stockholders as the Board of Directors shall deem advisable and as shall be required by the laws of the State of Delaware or other states or jurisdictions empowered to impose such requirements.

                                 INDEMNIFICATION

     48. Each director or officer of the Corporation or a subsidiary of the Corporation who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "DGCL"), (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of is or her heirs, executors and administrators. The right to indemnification conferred in this Paragraph 48 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under the applicable provisions of the DGCL. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation or a subsidiary of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     49. The indemnification and advancement of expenses provided in Paragraph 48 of these Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders, vote of disinterested directors, insurance arrangement or otherwise, both as to action in his or her official capacity and as to action in another capacity.

                                   AMENDMENTS

     50. Except as otherwise provided in the Certificate of Incorporation, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any regular meeting of the stockholders or Board of Directors; or at any special meeting of the stockholders or Board of Directors. The Board of Directors may take such action by the vote of a majority of those Directors present and voting at a meeting where a quorum is present. Subject to applicable provisions of the Certificate of Incorporation, the stockholders may make new Bylaws, or adopt, alter, amend, or repeal Bylaws adopted by either the stockholders or the Board of Directors by the affirmative vote of the holders of not less than a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors.

                                                                   APPENDIX D

                                 PARTSBASE, INC.
                             2001 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                         SECTION

ARTICLE I - PLAN

     Purpose.....................................................           1.1
     Term of Plan................................................           1.2

ARTICLE II - DEFINITIONS

     Affiliate....................................................          2.1
     Award........................................................          2.2
     Award Agreement..............................................          2.3
     Board........................................................          2.4
     Change of Control............................................          2.5
     Code.........................................................          2.6
     Committee....................................................          2.7
     Company......................................................          2.8
     Corporate Change.............................................          2.9
     Disability...................................................          2.10
     Employee.....................................................          2.11
     Exchange Act.................................................          2.12
     Fair Market Value............................................          2.13
     Holder.......................................................          2.14
     Incentive Option.............................................          2.15
     Mature Shares................................................          2.16
     Non-Employee Director........................................          2.17
     Nonqualified Option..........................................          2.18
     Option.......................................................          2.19
     Option Agreement.............................................          2.20
     Outside Director.............................................          2.21
     Plan.........................................................          2.22
     Restricted Stock.............................................          2.23
     Restricted Stock Agreement...................................          2.24
     Restricted Stock Award.......................................          2.25
     Retirement...................................................          2.26
     Stock........................................................          2.27
     Ten Percent Stockholder......................................          2.28
     Voting Stock.................................................          2.29

ARTICLE III - ELIGIBILITY




ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     Authority to Grant Awards....................................          4.1
     Dedicated Shares; Maximum Awards.............................          4.2
     Non-Transferability..........................................          4.3
     Requirements of Law..........................................          4.4
     Recapitalization or Reorganization of the Company............          4.5
     Election Under Section 83(b) of the Code.....................          4.6

ARTICLE V - OPTIONS

     Type of Option...............................................          5.1
     Exercise Price...............................................          5.2
     Duration of Options..........................................          5.3
     Amount Exercisable...........................................          5.4
     Exercise of Options..........................................          5.5
     Exercise on Termination of Employment or Affiliation.........          5.6
     Substitution Options.........................................          5.7
     No Rights as Stockholder.....................................          5.8

ARTICLE VI - RESTRICTED STOCK AWARDS

     Restricted Stock Awards......................................          6.1
     Holder's Rights as Stockholder...............................          6.2

ARTICLE VII - ADMINISTRATION

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE IX - MISCELLANEOUS

     No Establishment of a Trust Fund.............................          9.1
     No Employment or Affiliation Obligation......................          9.2
     Forfeiture ..................................................          9.3
     Tax Withholding..............................................          9.4
     Written Agreement............................................          9.5
     Indemnification of the Committee and the Board...............          9.6
     Gender.......................................................          9.7
     Headings.....................................................          9.8
     Other Compensation Plans.....................................          9.9
     Other Options or Awards......................................          9.10
     Governing Law................................................          9.11

                                    ARTICLE I

          PLAN

     1.1 PURPOSE. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have responsibility for the management and growth of the Company and its Affiliates or other persons who provide services to the Company or any of its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue to serve the Company or any of its Affiliates.

     1.2 TERM OF PLAN. The Plan is effective ________, 2001. The Plan shall remain in effect until all Awards under the Plan have been satisfied or expired.

                                   ARTICLE II

          DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2 "AWARD" means any Incentive Option, Nonqualified Option, or Restricted Stock Award granted under the Plan.

     2.3 "AWARD AGREEMENT" has the meaning ascribed to it in Section 9.5.

     2.4 "BOARD" means the board of directors of the Company.

     2.5 "CHANGE OF CONTROL" means the occurrence of any of the following after the date on which the applicable Award is granted:

          (i) the consummation of:

               (a) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then- outstanding securities of the continuing or surviving entity immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization;

               (b) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then- outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

               (c) the stockholders of the Company approve the dissolution of the Company.

          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

     2.7 "COMMITTEE" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

     2.8 "COMPANY" means PartsBase, Inc., a Delaware corporation.

     2.9  "CORPORATE  CHANGE"  shall have the meaning  ascribed to it in Section
4.5.

     2.10 "DISABILITY" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Holder was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Holder receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

     2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate.

     2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

     2.14 "HOLDER" means a person who has been granted an Award, or any person who is entitled to payment under an Award in accordance with the terms of the Plan.

     2.15 "INCENTIVE OPTION" means an Option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

     2.16 "MATURE SHARES" means shares of Stock that the Holder has held for at least six months.

     2.17 "NON-EMPLOYEE DIRECTOR" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

     2.18 "NONQUALIFIED OPTION" means an Option granted under the Plan other than an Incentive Option.

     2.19 "OPTION" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

     2.20 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

     2.21 "OUTSIDE DIRECTOR" means a member of the Board serving on the Committee who qualifies as an outside director as defined in Department of Treasury regulations promulgated under section 162(m) of the Code.

     2.22 "PLAN" means the PartsBase, Inc. 2001 Employee Stock Compensation Plan, as set forth in this document and as it may be amended from time to time.

     2.23 "RESTRICTED STOCK" means stock awarded or purchased under the Plan pursuant to a Restricted Stock Agreement.

     2.24 "RESTRICTED STOCK AGREEMENT" means the written agreement which sets out the terms of a Restricted Stock Award.

     2.25 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

     2.26 "RETIREMENT" means the termination of an Employee's employment relationship with the Company and all Affiliates after completing at least five years of service and attaining the age of 65.

     2.27 "STOCK" means the common stock of the Company, no par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.28 "TEN PERCENT STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

     2.29 "VOTING STOCK" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

                                   ARTICLE III

          ELIGIBILITY

     The individuals who shall be eligible to receive Incentive Options shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Awards other than Incentive Options shall be those persons, including employees, consultants, advisors, directors and other persons who have responsibility for the management and growth of the Company or any of its Affiliates or other persons providing services to the Company or any of its Affiliates as the Committee shall determine from time to time. The Board may designate one or more individuals who shall not be eligible to receive any Award under the Plan or under other similar plans of the Company.

                                   ARTICLE IV

          GENERAL PROVISIONS RELATING TO AWARDS

     4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, Awards under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee.

     4.2 DEDICATED SHARES; MAXIMUM AWARDS. The total number of shares of Stock with respect to which Awards may be granted under the Plan is 1,000,000. The shares of Stock may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Non Qualified Options may be granted under the Plan is 1,000,000 shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

     If any outstanding Award expires or terminates for any reason or any Award is surrendered or cancelled, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3 NON-TRANSFERABILITY. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Award agreements or in domestic relations court orders, other Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award agreement may terminate the Award.

     4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws. In the event the Stock issuable on exercise of an Option or pursuant to any other Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5 RECAPITALIZATION OR REORGANIZATION OF THE COMPANY. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Awards under this Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Award in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then:

          (a) except as otherwise provided in an Award Agreement or as a result of the Board of Directors' effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and

          (b) no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder:

               (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate,

               (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of this Plan or the Award Agreements evidencing such Awards) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Awards for such shares,

               (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new Award substituted for some or all of their then outstanding Awards (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change,

               (4) provide that the number and class of shares of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award, or

               (5)  make any  adjustments  to  Awards  then  outstanding  as the
          Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

     In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

     In  the  event  of   changes  in  the   outstanding   Stock  by  reason  of
recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Holder shall exercise the election permitted under section 83(b) of the Code without written approval of the Committee. Any Holder doing so may, in the discretion of the Committee, forfeit any or all Awards issued to him under the Plan.

                                    ARTICLE V

          OPTIONS

     5.1 TYPE OF OPTION. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000.00, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

     5.2 EXERCISE PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which Stock may be purchased under a Nonqualified Option shall be specified in an Optionee's Option Agreement, and may be more or less than 100% of the Fair Market Value of the shares of Stock on the date the Option is granted.

     5.3 DURATION OF OPTIONS. The Option Agreement shall specify the term of the Option; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 AMOUNT EXERCISABLE. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Option Agreement expressly specifies otherwise, an Option shall not continue to vest after the Optionee's severance of employment or affiliation relationship with the Company and all Affiliates for any reason. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control. Otherwise, a Change of Control shall not effect the exercisability of the Option, except as set forth in SECTION 4.5 hereof.

     5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, and/or any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.

     The Committee may, in its sole discretion, permit a Holder to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

     An Option may not be exercised for a fraction of a share of Stock.




     5.6 EXERCISE ON TERMINATION OF EMPLOYMENT OR AFFILIATION.

            (a) TERMINATION OF EMPLOYMENT OTHER THAN AS A RESULT OF RETIREMENT, DEATH OR DISABILITY. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than three months after the severance of employment or affiliation relationship between the Holder and the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Committee at that time.

            (b) RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than one year after the Retirement of the Holder.

            (c) DEATH. After the death of the Holder, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Holder, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

            (d) DISABILITY. If, before the expiration of an Option, the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates due to Disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date of his severance due to Disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates for Disability, the Holder shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his severance of employment or affiliation due to Disability, unless it is expressly provided otherwise in the Option Agreement.

            (e) EMPLOYMENT WITH AN ENTITY IN A SECTION 424(A) TRANSACTION. In determining the employment relationship between the Company and or any Affiliate and an Employee, employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies shall be considered employment by the Company or an Affiliate.

     5.7 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.8 NO RIGHTS AS STOCKHOLDER. No Holder shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.
                                   ARTICLE VI

          RESTRICTED STOCK AWARDS

     6.1 RESTRICTED STOCK AWARDS. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to shares of Restricted Stock, the Committee may issue such instructions to the Company's stock transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions.

     Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     6.2 HOLDER'S RIGHTS AS STOCKHOLDER.

          (a) From the date a Restricted Stock Award is granted, the Holder shall have the right to receive all cash dividends or other distributions paid or made with respect to the shares of Stock subject to the Award.

          (b) Commencing on the date of the transfer of shares of Restricted Stock to a Holder on the books of the Company pursuant to an Award, the Holder shall have the right to vote the shares subject to the Award.

                                   ARTICLE VII

          ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Awards will be made,

          (b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan,

          (c) determine the terms, provisions and conditions of each Award, which need not be identical,

          (d) accelerate the time at which any outstanding Option may be exercised, or Restricted Stock Award will vest,

          (e) define the effect, if any, on an Award of the death, disability, retirement, or termination of employment or affiliation relationship between the Holder and the Company and Affiliates,

          (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

          (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                  ARTICLE VIII

          AMENDMENT OR TERMINATION OF PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion. The Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                   ARTICLE IX

          MISCELLANEOUS

     9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

     9.2 NO EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     9.3 FORFEITURE. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Holder's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate, and the extent of the Holder's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

     9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, a Holder may use shares of Stock received by the Holder upon the exercise of a Nonqualified Option to satisfy any required tax withholding obligations of the Company or an Affiliate that result from the exercise. The Committee may, in its discretion, permit a Holder to satisfy any tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall
(i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal the Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Holder of the Restricted Stock Award with the shares of Stock made available for delivery. The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the Holder's right, title and interest in such Restricted Stock shall terminate. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

     9.5 WRITTEN AGREEMENT. Each Award shall be embodied in a written agreement ("Award Agreement") which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Holder, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

     9.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

     9.7 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     9.8   HEADINGS.   Headings  of  Articles  and  Sections  are  included  for
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     9.9 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     9.10 OTHER OPTIONS OR AWARDS. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously `granted.

     9.11 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Delaware.

                                                                      APPENDIX E


                                 PARTSBASE, INC.
                             AUDIT COMMITTEE CHARTER


Role and independence

     The Audit Committee (the "Committee") of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors and the management of the corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated annually.

     The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

Responsibilities

     The Committee's primary responsibilities include:

            o Primary input into the recommendation to the Board for the selection and retention of the independent accountant that audits the financial statements of the corporation. In the process, the Committee will discuss and consider the auditors written affirmation that the auditor is in fact independent; will discuss the nature and rigor of the audit process, receive all reports and will provide to the independent accountant full access to the Committee (and the Board) to report on any and all appropriate matters. The independent accountant is ultimately accountable to the Board and the Committee.

            o Upon the creation of an internal audit function, provide guidance and oversight to the internal audit function of the corporation, including review of the organization, plans and results of such activity.

            o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

            o Reviewing with management and the independent auditor the quarterly financial information prior to the Company's filing of Form 10-Q. This review may be performed by the Committee or its chairperson.

            o Discussion with management and the auditors of the quality and adequacy of the Company's internal controls.

            o Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

            o Reporting on Committee activities to the Board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders as may be required by Securities and Exchange Commission rules.

                               PARTSBASE.COM, INC.

                                      PROXY
                  ANNUAL MEETING OF SHAREHOLDERS-JUNE 20, 2001


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please mark, sign, date and return in the enclosed envelope.

The undersigned shareholder of PartsBase.com, Inc. (the "Company") hereby appoints Robert A. Hammond, Jr., as proxy of the undersigned with full power of substitution to vote at the Annual Meeting of Shareholders of the Company to be held on June 20, 2001, at 9:30 a.m., East Coast Time, at the Company's executive offices, located at 621 N.W. 53rd Street, Suite 700, Boca Raton, Florida 33487 and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:

(1)  ELECTION OF DIRECTORS

     [  ]   FOR                         [  ]   WITHHOLD AUTHORITY
     all nominees listed below          to vote for all nominees listed below
                                         (except as marked below)


                          [  ]        Robert A. Hammond, Jr.
                          [  ]        Pierre A. Narath
                          [  ]        Thomas C. Van Hare
                          [  ]        John C. Menefee
                          [  ]        Edward McCartin
                          [  ]        Kenneth A. Corriea


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE: DRAW A
              LINE THROUGH OR STRIKE OUT THAT NOMINEE'S NAME AS SET FORTH ABOVE.


(2) TO EFFECT A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY, PARTSBASE, INC., WHICH AMONG OTHER THINGS WILL CAUSE THE COMPANY'S NAME TO CHANGE TO PARTSBASE, INC.:

              [ ]  FOR                  [ ]  AGAINST              [ ]  ABSTAIN


(3)   TO RATIFY THE ADOPTION OF THE COMPANY'S 2001 STOCK OPTION PLAN:

              [ ]  FOR                  [ ]  AGAINST              [ ]  ABSTAIN


(4) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

              [ ]  FOR                  [ ]  AGAINST              [ ]  ABSTAIN



(5) TO CONSIDER AND ACT UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF; ALL AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT DATED MAY _____, 2001, RELATING TO SUCH MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.


                        __________________________________________________

                        __________________________________________________
                         Signature of Shareholder(s)

                         Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.

                                    Dated _________________, 2001.



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